UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 18, 2008 (April 14, 2008)

Date of report (Date of earliest event reported)

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-26823	73-1564280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR

On April 14, 2008, Alliance Resource Partners, L.P. (the “Partnership”) adopted Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P (the “Amendment”), to modify the mechanism by which the capital accounts of all partners are increased or decreased to reflect the current fair market value of the Partnership’s assets, including incentive distribution rights, upon a follow-on offering of common units or other event requiring valuation of the Partnership’s assets. A copy of the Amendment is filed as an exhibit to this Current Report and is incorporated into this Item 5.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1	Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P., dated April 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III President and Chief Executive Officer

Date: April 18, 2008

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